                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No. 4)

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                       INTERNATIONAL JENSEN INCORPORTED
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                      MARC T. TANENBERG, VICE PRESIDENT
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/X/  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.

     1) Title of each class of securities to which transaction applies:

        Common Stock, par value $.01 per share
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        5,738,132
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         $11.00 for 2,138,778 shares plus $8.90 for 3,599,354 shares
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

         $55,560,890
        ------------------------------------------------------------------------
     5) Total fee paid:

         $11,113
        ------------------------------------------------------------------------
/x/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

FOR FURTHER INFORMATION:


AT THE COMPANY:                    AT FINANCIAL RELATIONS BOARD - CHICAGO
Marc T. Taneberg                   Mike Arneth
Vice President - Finance           General Information
(847) 317-3700                     (312) 266-7800


FOR IMMEDIATE RELEASE
AUGUST 26, 1996


                           FEDERAL DISTRICT COURT
                RULES IN FAVOR OR INTERNATIONAL JENSEN

LINCOLNSHIRE, IL AUGUST 26, 1996 -- INTERNATIONAL JENSEN INCORPORATED ("Jensen") (Nasdaq National Market: IJIN) announced today that the U.S. District Court for the Northern District of Illinois ruled in its favor by denying, in its entirety, Emerson Radio Corp.'s motion for preliminary injunction. This decision comes on the heels of the Delaware Supreme Court's denial of Emerson's interlocutory appeal on August 23, 1996.

     As previously announced, Jensen's shareholders are scheduled to vote on Recoton Corporation's proposal to acquire Jensen for $11.00 per share to Jensen's public shareholders at a special meeting scheduled to occur on Wednesday, August 28, 1996. Upon shareholder approval at that meeting, the Recoton transaction is scheduled to close immediately thereafter.